                                                                 EXHIBIT 10.7

                                    L E A S E


         THIS LEASE is made by and between Knecht' s Plumbing & Heating, a general partnership organized under the laws of the State of California, composed of JACK H. KNECHT, GERALD L. KNECHT, and BLAINE ENNINGA (hereinafter called "Lessor"), and Virtual Reality Laboratories, Inc., a California corporation.

         1. Term and Premises. Lessor hereby leases to Lessee the real property located at 3534 "A" Empleo, San Luis Obispo, California, consisting of approximately 2,300 square feet, and more particularly described as follows:

         Lot 19 of tract No. 703, in the City of San Luis Obispo, County of San Luis Obispo, State of California, according to the map thereof recorded October 31, 1980, in Book 10, at Page 50 of Maps.

         The term of the Lease shall commence on January 1, 1996 for a period of one year to December 31,1996.

         2. Option to Rent. Lessee shall have the first option to renew the term of this Lease for an additional two year period, commencing on the expiration of the full term specified herein, provided Lessee shall have fully and faithfully performed all the terms, covenants, and conditions of this Lease for the full term specified herein.

         3. Rent. Lessee shall pay rent to Lessor, for and during the term of this Lease the sum of $1,680.00 per month. In the event the Lessee exercises the option to extend the Lease term for the additional two year period of time, the monthly rental for the extended term shall be $1,600.00 per month.

                  Lessee shall pay the fixed rent amount in monthly installments on the first day of each month, without deduction or offset. Rent due on the first day of the month shall be deemed by Lessor to be delinquent if not received by the fifth (5th) day of each month. Commencing with the sixth (6th) day of the month, Lessee shall pay to Lessor a late charge of $100.00 per month. Lessor and Lessee agree that the late charge as set forth herein is a reasonable sum of damages due Lessor because of Lessee's late payment of rent, and is intended to compensate Lessor for expenses incurred as the result of Lessee's late payment. By execution of this agreement Lessee agrees that it is impracticable or extremely difficult to fix actual damages or late payment of rent, and Lessee acknowledges that $100.00 is a reasonable sum for those damages. The damages incurred by Lessor as set forth herein include but are not limited to administrative fees, staff time, lost revenue on income.

            B. All rentals shall be paid in lawful money of the United States of America to Lessor, without deduction or offset, at such place or places as may be designated from time to time by Lessor.

            C. At the time of executing this Lease, the Lessee shall pay to the Lessor the sum of $3,200.00 representing payment of rent for the first and last month of the lease term.

         4. Use of Premises.

            A. The premises may be used and occupied solely for a software publishing company, and for no other purpose or purposes, without Lessor's prior written consent. Lessee shall not do or permit anything to be done in or about the premises or bring or keep anything therein which, will in any way increase the rate of insurance on the building wherein the premises are situated. No auction, fire or bankruptcy sale or sales may be conducted by Lessee without Lessor's prior written consent.

            B. Lessee shall not use or permit the use of any portion of the premises as sleeping apartments. Lessee shall not commit or suffer to be committed any acts or practices which may injure the building of which the premises form a part, or be a public or private nuisance, menace to, or may disturb the quiet enjoyment of the other tenants in the building or adjacent to the premises. Lessee shall keep the premises and walkways adjacent thereto, and any portion thereof used for loading and unloading, clean and free from rubbish and dirt at all times, and shall store all trash within the premises occupied by Lessee or within a trash area designated by Lessor and shall arrange for the regular pickup of such trash at Lessee's expense. Lessee shall not burn any trash of any kind.

         5. Partnership. Lessor does not in any way or for any purpose hereby become a partner of Lessee in it's business or otherwise, or a joint venturer or a member of any joint enterprise with Lessee. Lessor shall not by virtue of this Lease be liable for any debts, obligations or liabilities of any kind of Lessee.

         6. Utilities and services. Lessee agrees to pay for utility services, except water, including without limitation, electricity and gas, as well as all materials and services which may be furnished to or about the premises during the lease term unless ordered by Lessor or other tenants of Lessor. Lessor shall pay for water for the building as well as the Landscaping outside of the building. Lessee shall keep the premises free and clear of any lien or encumbrance of any kind whatsoever created or incurred by Lessee's acts or omissions.

         7. Reasonable Inspection and Notices. Lessor shall have the right to enter the premises at all reasonable times to inspect the same to see that the provisions of the Lease are being carried out, to protect and secure any and all rights of Lessor and to post such reasonable notices as Lessor may desire, to protect the rights of Lessor against so-called mechanics liens.

         8. Maintenance, Improvements and Surrender of the Premises.

            A. Lessee hereby agrees that by taking possession of the premises, he admits that the premises and the appurtenances are delivered in a safe and tenantable condition and he agrees to exercise all reasonable care and diligence in the occupation, use and repair thereof to avoid injury to person or property. Lessee shall keep the premises in good condition and repair, including without limitation, all heating and plumbing facilities, and equipment and the interior walls and ceiling. Lessee shall be responsible for all damage or breakage to glass, whether interior or exterior. Lessee shall also be responsible for keeping exterior of windows and area below windows clean. The plumbing facilities shall not be used for any purpose other than for which they were constructed. No foreign substances of any kind shall be thrown therein. The expense of any breakage, stoppage or damages resulting from a violation of this provision, shall be borne by Lessee. Lessee further agrees that any damage or injury done to the premises shall be paid for by Lessee unless caused by Lessor or other tenants of Lessor.

            B. Any improvements made to the leased premises, by Lessee, shall become part of the real property, with the exception of trade fixtures, which include but are not limited to cabinetry, shelving, counters and tops which are necessary for Lessee's business operation.

            C. Upon termination of this Lease, Lessee shall surrender the premises in a good and clean condition and repair, subject to reasonable wear. Any part or all property remaining on the premises subsequent to termination of the lease term at Lessor's option shall automatically become Lessor's property without cost or expense to Lessor and any part or all such property at Lessor's option may be removed and stored at the expense and risk of Lessee.

            D. Lessee shall not mark, paint, drill or in any way deface any walls, ceilings, partitions, floors, wood, stone or iron work without Lessor's prior written consent, which shall not be unreasonably withheld.

            E. Lessee shall observe, comply with and execute all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities and the Board of Fire Underwriters and any other board or organization exercising similar functions relating to the use, occupancy or insurability of the premises.

            F. Lessee agrees to pay for any labor, services, materials, supplies and equipment which Lessee permits or causes to be furnished with respect to the premises, and which may be secured by any lien against the premises. Any such liens which may attach shall be promptly caused to be released by Lessee.

            G. Lessor shall at any and all times have the rights, but not obligation, to maintain, alter, repair or improve the premises or the building in which the premises are located, or to add thereto and may for that purpose, after giving at least thirty (30) days prior written notice, erect scaffolding and all other necessary structures about and upon the premises and Lessor may enter in or about the premises and with such material as Lessor may deem necessary therefor. Lessee waives any claim to damages, including loss of business or loss of quiet enjoyment resulting therefrom.

         9. Indemnification, Non-Liability of Lessor and Insurance.

            A. This Lease is made upon the express condition that Lessor is to be free from all liability, expense and claim for damages by reason of any injury or death to any person or persons, including Lessee, or property of any kind whatsoever and to whomever belonging, including Lessee, from any cause or causes whatsoever during the term of this Lease or any extension thereof, or any occupancy or use hereunder. Lessee hereby covenants and agrees to indemnify and save Lessor harmless from all liability, loss, cost and obligations on account of or arising out of any such injuries or losses howsoever occurring.

            B. During the lease term, Lessee shall, at his own expense, maintain in full force a policy or policies of comprehensive liability insurance, including property damage, written by one or more responsible insurance companies licensed to do business in California, that will insure Lessee and Lessor (and such other persons, firms or corporations that are designated by Lessor) against liability for any injury to persons and property, and for death of any person or persons occurring in or about the premises, or occurring whether as a result of the business operations, including but not limited to, delivery of merchandise, by Lessee. Each such policy shall be subject to approval by Lessor as to form and as to insurance company. The liability under such insurance shall be not less than $500,000.00 for any one or more persons injured or killed in each occurrence and not less than $100,000.00 for property damage in each occurrence. If, in the considered opinion of Lessor's insurance advisor, the amount of such coverage is not adequate or becomes inadequate, Lessee shall increase the coverage to such amounts as Lessor's advisor shall reasonably deem adequate. Lessee shall also maintain and keep in force plate glass coverage insurance coverage on all exterior and interior plate glass in the premises, or in the alternative, by execution of this Lease, be responsible for any damage and/or breakage to any plate glass on the leased premises. Lessee shall provide Lessor with copies of certificates of all policies, including in each instance, an endorsement providing that such insurance shall not be cancelled, except after fifteen (15) days prior written notice to Lessor. If Lessee does not keep such insurance in full force and effect, Lessor may take out the necessary insurance and pay the premiums and the repayment thereof shall be deemed to be part of the rental and payable as such on the next day upon which rent becomes due.

             C. Any insurance policy insuring Lessee against claims, expense or liability for injury or death to person or property in, about or with respect to the premises, for business interruption, or for all physical loss coverage, shall provide that the insurer shall not acquire by subrogation any right of recovery which Lessee has expressly waived in writing prior to occurrence of the loss. Lessee hereby waives any right of recovery against Lessor for any such claims, expenses, liability or business interruption.

             D. Lessee will also maintain all physical loss coverage insurance on its personal property, fixtures and leasehold improvements to the degree of at least 80% of the insurable value thereof. Any proceeds payable during the term of this Lease shall be used for the repair or replacement thereof.

         10. Parking Spaces. Lessee shall have the exclusive use of the six (6) parking spaces directly in front of the premises identified as 3534 "A"
Empleo, San Luis Obispo, California.

         11. Assignment. Lessee shall not assign or hypothecate this Lease nor any interest thereunder, nor permit or license the use of or sublet the promises or any part thereof, without the prior written consent of Lessor. No consent to any assignment or hypothecation or any permission to use, license or sublet, shall constitute a waiver or discharge of the provisions of this paragraph, except as to the specific instance covered thereby. Neither this Lease nor any interest therein shall be assignable involuntarily, by action of law or otherwise. Any violation of the terms of this paragraph shall, at the option of the Lessor, be deemed a breach of this Lease entitling Lessor to terminate this Lease.

         12. Termination. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, shall not work a merger and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies. No termination of this Lease shall release Lessee from any liability that may have attached or accrued, in whole or in part, previous to or at the time of any termination.

         13. Unlawful Detainer and Receiver. If a receiver be appointed at the instance of Lessor and an action against Lessee to take possession of the premises, and/or to collect the rents or profits derived therefrom, the receiver may, if it becomes necessary or convenient in order to collect such rents and profits, conduct the business of Lessee then being carried on in the premise, and may take possession of any personal property or trade fixtures or both belonging to Lessee and used in the conduct of such business on the premisses without compensation to Lessee for such use. Neither the application for the appointment of a receiver, nor the appointment of such a receiver, shall be construed as an election on Lessor's part to terminate this Lease, unless a written notice of such intention is given to Lessee.

         14. Waivers and Consents. The consent or approval by Lessor of any act by Lessee requiring Lessor's consent or approval, shall not waive or render unnecessary Lessor's consent or approval to any subsequent act by Lessee. One or more waivers by Lessor of the Lessee's breach of any term, covenant or conditions shall not be construed as a waiver of a subsequent breach of the same or of any other term, covenant or condition.

         15. Condemnation. In the event the premises or any substantial portion thereof shall be condemned or threatened with condemnation by any public authority or body, individual or corporate, authorized under any law, with the power of eminent domain, and by reason thereof the premises or any substantial part thereof are taken by, sold, exchanged or otherwise transferred to such governmental or other duly constituted authority pursuant to such condemnation or threat thereof, this Lease shall thereupon terminate, and all further rights and/or obligations of either party under this Lease shall thereupon ceases; however, this shall not release either party from any breach of this Lease which theretofore may have occurred or accrued. Lessee shall have no right to receive any part of any condemnation proceeds.

         16. Notices. Any notices, demand or communication under or in connection with this Lease may be served upon Lessor by personal service upon Lessor, or by mailing the notices by registered mail with return receipt requested, with postage thereupon fully prepaid in the United States mail, directed to Lessor at 60 Zaca Way, San Luis Obispo, CA 93401. Notices may likewise be served on Lessee by personal service or by mailing the notices as set forth above, addressed to Lessee at 3534 Empleo, "A", San Luis Obispo, CA 93401. Either Lessor or Lessee may change such address by giving notice to the other party in writing of such different address as the notifying party desires to be used, and the different address shall continue as the address to which notices are to be sent until further written notice.

         17. Bankruptcy and Insolvency. Each of the following shall be deemed a default by the Lessee and a breach of this Lease:

             A. (1) The filing of a petition by or against Lessee for adjudication as a bankrupt under the Bankruptcy Act of the United States as now or hereafter amended or supplemented, or for reorganization within the meaning of Chapter X of said Bankruptcy Act, or for arrangement within the meaning of Chapter XI of said Bankruptcy Act, or the filing of any petition by or against Lessee under any future bankruptcy act for the same or similar release;

                (2) The dissolution or commencement of any action or proceeding for the dissolution or liquidation of Lessee, whether instituted by or against the Lessee, or for the appointment of a receiver or trustee of the property of Lessee;

                (3) The taking possession of the property of Lessee by any governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Lessee; and

                (4) The making by Lessee of any assignment for the benefit of creditors.

             B. (1) A default in the payment of the rent herein reserved or any part thereof, for a period of five 95) days; and

                (2) A default in the performance of any other covenant or condition of this Lease on the part of Lessee for a period of ten (10) days after service of notice thereof by Lessor on Lessee.

         18. Breach by Lessee.

             A. In the event of a breach of this Lease by Lessee, if such breach is not cured by Lessee within ten (10) days following written notice from Lessor specifying such breach, Lessor may at any time thereafter cure such breach for the account and at the expense of Lessee without further notice. Any amount Lessor is compelled to, or elects to, pay and any expenses incurred by Lessor, including reasonable attorneys fees, with respect to any such breach, shall be deemed to be additional rent and shall be due from Lessee to Lessor on the first day of the month following notice to Lessee that Lessor has incurred such costs and expenses, and the amount thereof.

             B. In the event of a breach of this Lease by Lessee, Lessor in addition to any other rights or remedies they way have, shall have the immediate right to re-entry if such breach is not cured within ten (10) days after written notice by Lessor specifying the breach. Lessor may then remove all persons and property from the premises. Such property may be stored in any public warehouse or elsewhere at the cost and risk of and for the account of Lessee. Should Lessor elect to re-enter as herein provided or should it retake possession pursuant to legal proceedings, or pursuant to any notice provided of by law, it may either terminate this Lease and recover from Lessee all damages it may incur by reason of such breach, including recovery of possession and reasonable attorney's fees, or may from time to time without terminating this Lease relet the premises or any part thereof for all or any portion of the lease term to a tenant or tenants satisfactory to Lessor at such rentals or rental as Lessor may with reasonable diligence secure with the right to make alterations and repairs. Should any such rental or rents actually received during any month be less than agreed to be paid during that month by Lessee hereunder, Lessee shall pay such deficiency to Lessor and shall pay to Lessor, as soon as ascertained, the costs and expenses incurred by Lessor in such re-letting. Such deficiency shall be calculated and paid at least monthly. No such re-entry or taking of possession of the promises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Lessee, or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

         19. Damage or Destruction of Premises and Building. If the premises are damaged or destroyed, Lessee shall give immediate notice thereof to Lessor, who shall forthwith repair the same, provided such repairs can be made within fifteen (15) days by working in the usual and ordinary manner and under the laws and regulations of applicable governmental authorities. However, such destruction or damage shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate deduction of rent from the time such damage or destruction occurs until the repairs are substantially complete, said proportionate deduction to be based upon the extent to which the making of repairs shall interfere with the business carried on by Lessee in the premises.

         20. Taxes, Fees and Charges. Lessee will pay, before delinquency, any and all license fees and public charges which become payable during the lease term and arising out of or relating to Lessee's activities in the premises. Lessee shall pay all taxes charged against personal property, inventory, trade fixtures and leasehold improvements placed by Lessee or its predecessors in, on or about the promises, including without limitation, shelves, counters, wall safes, fixture, machinery and equipment. If any such taxes are levied against Lessor or Lessor's property, and if Lessor pays the same, or if the assessed value of the Lessor's premises is increased by the inclusion thereof of a value placed on such property and if Lessor pays the taxes based on such increased assessment, Lessee, upon demand, shall either repay to Lessor the tax so levied, or the proportion of such taxes resulting from such increase in the assessment, on a percentage basis of what the within leased premises bears to the entire premises.

         21. Successors, Time. The terms, covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. From and after the date of any transfer by Lessor of its interest in the premises, Lessor shall be released and discharged from any and all obligations and responsibilities. Time is of the essence in this Lease.

         22. Miscellaneous.

             A. Various terms have been used in this Lease without limitation as to number or gender.

             B. This Lease contains the entire agreement of the parties and may be modified only in writing signed by all parties or their authorized representatives.

             C. Each provision and each term of this Lease performable by Lessee shall be construed as both a condition and a covenant.

             D. Lessee warrants that he has incurred no obligation to any realtor, broker or agent with respect to this Lease which may affect the premises, and agrees to hold Lessor harmless from any cost, expense, or liability in connection with their procurement of this Lease.

             E. In the event suit is brought for unlawful detention of the premises, for recovery of any rent or other sum due under the provisions of this Lease, for the breach of any of the terms, covenants or condition herein contained, or for any other violation of this Lease the prevailing party is entitled to reasonable attorney's fees.

         THIS LEASE has been executed in triplicate originals this 4th day of December, 1995.

LESSOR:                                     LESSEE:

Knecht's Plumbing & Heating,                Virtual Reality Laboratories, Inc.
a General Partnership,                      a California Corporation
composed of Jack H. Knecht
and Gerald L. Knecht

____________________________________        ___________________________________
Jack H. Knecht                                 Lance H. Woeltjen, President

____________________________________
Gerald L. Knecht

____________________________________
Blaine Enninga

                           GUARANTEE OF LEASE PAYMENTS

         The undersigned, Lance M. Woeltjen, hereby endorses, guaranties, and promises to pay the lease payments, and any charges incident thereto, as set forth in the Lease agreement between Lessor Knecht's Plumbing & Heating a General partnership composed of Jack H. Knecht, Gerald L. Knecht, and Blaine Enninga, and Virtual Reality Laboratories, Inc., a California corporation, in the event of a breach for any reason in the terms and conditions of the Lease.


Dated:   December 12, 1995


                                            ___________________________________
                                                     Lance H. Woeltjen